EXHIBIT 10N

                                 AUTOINFO, INC.
                          6413 Congress Ave, Suite 240
                            Boca Raton, Florida 33487

                                                                 October 4, 2004

Kinderhook Partners, LP
1 Executive Drive, Suite 160
Fort Lee, NJ 07024

Vinodray R. Shah
50 Hilltop Road
Longmeadow, MA  01106

This letter constitutes an agreement between Kinderhook  Partners,  LP, Vinodray
Shah  and/or  their  affiliates  (each  a  "Purchaser"  and  collectivley,   the
"Purchasers") and AutoInfo, Inc. ("AutoInfo" or the "Company").

1. AutoInfo acknowledges that the Purchasers have agreed to buy from certain stockholders of the Company who are signatories hereto (individually, a "Seller" and collectively, the "Sellers") up to 750,000 shares of AutoInfo common stock (the "AutoInfo Shares") pursuant to a Stock Purchase Agreement of even date herewith. AutoInfo further acknowledges that it is a condition to the Stock Purchase Agreement that the Company enter into this agreement with the Purchasers and that transactions contemplated by the Stock Purchase Agreement are in the best interests of the Company.

2. AutoInfo represents and warrants:

(a) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified to do business and is in good standing in each jurisdiction in which such qualification is required by law; except where the failure to so qualify would not have a material adverse effect on the Company;

(b) it has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts;

(c) it has the full right, power and authority to enter into this agreement and perform the transactions contemplated hereunder;

(d) this agreement has been duly executed and delivered on behalf of AutoInfo and constitutes the valid and binding obligation of AutoInfo, enforceable in accordance with its terms;

(e) the execution, delivery and performance of this agreement, and compliance with the provisions hereof by AutoInfo, do not and will not, with or without the passage of time or the giving of notice or both, (i) violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body, or (ii) result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under any note, indenture, mortgage or lease, or any other material contract or other instrument, document or agreement, to which AutoInfo is a party or by which it or any of its property is bound or affected;

(f) AutoInfo is not a party to, subject to or bound by any agreement or any judgment, order, writ, prohibition, injunction or decree of any court or other governmental body which would prevent the execution or delivery of this agreement;

(g) all consents, approvals or authorizations of, or registrations, filings or declarations with, any governmental authority, stock exchange or market, AutoInfo's board of directors and shareholders, or any other person, required in connection with the execution, delivery and performance of this agreement or the transactions contemplated hereby have been obtained by AutoInfo and are in full force and effect; and

(h) there are no actions, investigations, demands, suits or proceedings pending or threatened against or affecting AutoInfo, or affecting the rights of AutoInfo to enter into this agreement or consummate the transactions contemplated hereby.

3. AutoInfo covenants and agrees as follows:

(a) to file a registration statement on or before March 31, 2005 (the "Filing Date") on Form SB-2, or such other form that is appropriate, covering the resale of the AutoInfo Shares (the "Registrable Securities"). AutoInfo will cause the registration statement to become effective on or before June 30, 2005 (the "Effectiveness Date"); provided that, if (1) the registration statement is not filed by the Filing Date, (2) the registration statement is not declared effective by the Effectiveness Date, or (3) prior to the time that the Registrable Securities may be resold pursuant to Rule 144, the registration statement shall cease to be available for use by the Purchasers due to the fault of AutoInfo (including, without limitation, by reason of a stop order, a material misstatement or omission in such registration statement or the information contained in such registration statement having become outdated), then each Seller shall pay to the Purchasers an amount equal to one percent (1%) of the purchase price paid to such Seller for the AutoInfo Shares purchased by the Purchasers. Thereafter, for every 30 days that pass during which any of the events described in clauses (1), (2), and (3) above is continuing (the "Blackout Period"), each Seller shall pay to the Purchasers an additional amount equal to one percent (1%) of the purchase price paid to such Seller for the AutoInfo Shares purchased by the Purchasers. Each such payment shall be due within five
(5) days of the end of each calendar month of the Blackout Period until the termination of the Blackout Period and within five (5) days after such termination. Such payments shall be in partial compensation to the Purchasers, and shall not constitute the Purchasers' exclusive remedy for such events. The Blackout Period shall terminate upon (x) the filing of the registration statement in the case of clause (1) above; and (y) the effectiveness of the registration statement in the case of clauses (2) and (3) above.

Notwithstanding anything to the contrary contained in this Agreement, provided that a registration statement covering the Registrable Securities has been filed and declared effective, no amounts shall be due and payable to the Purchasers as a result of blackout periods imposed by the Company due to (i) the Company being involved in a confidential proposed transaction involving a merger or acquisition, purchase or sale of assets, contractual agreement or negotiations therefor, (ii) an imminent public announcement by the Company of an updated or new product or technology or (iii) the financial statements included in the prospectus covering the Registrable Securities requiring updating and the required annual audited financial statements not being available; provided, however, that such blackout periods shall not exceed thirty (30) trading days in the aggregate per year nor more than twenty (20) consecutive calendar days.

(b) if at any time prior to the two year anniversary of the date the Purchasers acquire the Registrable Securities, AutoInfo or any shareholder of AutoInfo proposes to register any of its common stock or any securities convertible into common stock under the Securities Act of 1933 (the "Securities Act") (other than pursuant to an offering of securities in connection with an employee benefit, share dividend, share ownership or dividend reinvestment plan) and (a) the Registrable Securities are not then covered by an effective registration statement, and (b) the registration form to be used may be used by AutoInfo for the registration of the Registrable Securities, AutoInfo shall give prompt written notice to the Purchasers of its intention to effect such a registration (each a "Piggyback Notice") and, shall include in such registration all Registrable Securities with respect to which AutoInfo has received written request from the Purchasers for inclusion therein within ten (10) days after the date of sending the Piggyback Notice (the "Piggyback Registration") to the Purchasers.

(c) in connection with any registration, AutoInfo will, as expeditiously as possible:

      (i) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for a period of time required for the disposition of such securities by the Purchasers;

      (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement until the such time as all of such securities have been disposed of;

      (iii) furnish to the Purchasers such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as the Purchasers may reasonably request;

      (iv) register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as the Purchasers shall reasonably request (provided, however, that it shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process), and do such other reasonable acts and things as may be required of it to enable the Purchasers to consummate the disposition in such jurisdiction of the securities covered by such registration statement;

      (v) notify the Purchasers at any time when the Registration Statement contains an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of the Purchasers, prepare and furnish to such person(s) such reasonable number of copies of any amendment or supplement to the Registration Statement as may be necessary so that, as thereafter delivered to the purchasers of such shares, such Registration Statement shall not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

      (vi) keep the Purchasers informed of the Company's best estimate of the earliest date on which the offering documents will become effective, and promptly notify the Purchasers of (A) the effectiveness of such offering documents, (B) a request by the Commission for an amendment or supplement to such offering documents, (C) the issuance by the Commission of an order suspending the effectiveness of the offering documents, or of the threat of any proceeding for that purpose, and (D) the suspension of the qualification of any securities to be included in the offering documents for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose;

      (vii) cause all Registrable Securities registered hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

      (viii) not less than three business days prior to the filing of the Registration Statement or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall furnish to the Purchasers and its counsel copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the reasonable review and comment of the Purchasers and their counsel.

(d) all registrations (piggyback or otherwise) made by the Purchasers will be made solely at AutoInfo's expense, other than (x) the underwriters', broker-dealers' and placement agents' selling discounts, commissions and fees relating to the sale of the Purchasers' securities, (y) any costs and expenses of counsel, accountants or other advisors retained by the Purchasers and (z) all transfer, franchise, capital stock and other taxes, if any, applicable to the Purchasers' securities (collectively, "Purchasers' Expenses") which shall be paid by the Purchasers.

(e) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this agreement, the Company shall indemnify and hold harmless the holder of such Registrable Securities, such holder's directors and officers, and each other person who participated in the offering of such Registrable Securities and each other person, if any, who controls such holder or such participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or participating person or controlling person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, (ii) any omission or any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any other violation of any applicable securities laws, and in each of the foregoing circumstances shall reimburse such holder or such director, officer or participating person or controlling person for any legal or any other expenses reasonably incurred by such holder or such director, officer or participating person or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any actual or alleged untrue statement or actual or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such director, officer or participating person or controlling person, and shall survive the transfer of such securities by such holder.

(f) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, each holder of Registrable
Securities, by acceptance hereof, agrees to indemnify and hold harmless the Company, its directors and officers and each other person, if any, who controls the Company within the meaning of the Securities Act and any other holder against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in either case only to the extent that such untrue statement or omission is (A) made in reliance on and in conformity with any information furnished in writing by such holder to the Company concerning such holder specifically for inclusion in the offering documents relating to such offering, and (B) is not corrected by such holder and distributed to the purchasers of shares within a reasonable period of time. Notwithstanding the provisions of this paragraph, no holder shall be required to indemnify any person pursuant to this paragraph or to contribute pursuant to paragraph (g) below in an amount in excess of the amount of the aggregate net proceeds received by such holder in connection with any such registration under the Securities Act.

(g) If the indemnification provided for above from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this paragraph were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(h) In order to permit the Purchasers to sell the Registrable Securities, if they so desire, pursuant to any applicable resale exemption under applicable securities laws and regulations, AutoInfo shall:

      (i) comply with all rules and regulations of the Commission in connection with use of any such resale exemption;

      (ii) make and keep available adequate and current public information regarding the Company; and

      (iii) file with the Commission in a timely manner, all reports and other documents required to be filed under the Securities Act, the Securities Exchange Act of 1934 (the "Exchange Act"), or other applicable securities laws and regulations. All rights of the Purchasers under this paragraph 3 shall inure to the benefit of the Purchasers' successors and assigns, provided that any such successor or assign obtains Registrable Securities in compliance with all applicable laws.

4. The representations and warranties of each party contained herein shall survive the execution and delivery of this agreement. Each party shall indemnify, defend and hold harmless the other party from and against all liabilities, losses, and damages, together with all reasonable costs and expenses related thereto (including, without limitation, reasonable legal fees and expenses) based upon or arising out of any inaccuracy or breach of any representation and warranty or covenant contained herein.

5. Each party hereto agrees to take, or cause to be taken, from and after the date hereof, such further actions to execute, deliver and file, or cause to be executed, delivered and filed, such further documents and instruments as may be necessary in order to fully effectuate the purposes, terms and conditions of this agreement.

6. This agreement shall be governed by the laws of the State of New York without giving effect to choice of law principles. Any provision of this agreement which is illegal, invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity, prohibition or unenforceability without invalidating or impairing the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. This agreement shall bind each party and his or her successors and assigns. This agreement may be modified only with the written consent of all of the parties hereto. This agreement may be executed in any number of counterparts and all counterparts shall be construed together and shall constitute one and the same instrument.

Kinderhook Partners, LP


By: /s/ Stephen Clearman
   --------------------------------
Stephen Clearman, Managing Partner


/s/ Vinodray R. Shah
-----------------------------------
Vinodray R. Shah

AutoInfo, Inc.


By:/s/ Harry Wachtel
   --------------------------------
Harry Wachtel, President

The following  individuals  join in this
Agreement    with   respect   to   their
respective payment obligations set forth in Section 3 hereof.


/s/ Harry Wachtel
-----------------------------------
Harry Wachtel


/s/ William Wunderlich
-----------------------------------
William Wunderlich